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                            SUPPLEMENT TO PROSPECTUS
           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                               DATED MAY 1, 1998

FINANCIAL RATINGS OF THE COMPANY

The contracts described in the Prospectus are issued by The Manufacturers Life Insurance Company of North America (the "Company"). The Company's financial ratings are as follows:

A++ A.M. Best
Superior in financial strength; 1st category of 15

AAA Duff & Phelps
Highest in claims paying ability; 1st category of 18

AA+ Standard & Poor's
Excellent in claims paying ability; 2nd category of 21

Aa2 Moody's
Excellent in financial strength; 3rd category of 21

These ratings, which are current as of September 21, 1998 and are subject to change, are assigned to The Manufacturers Life Insurance Company of North America as a measure of the Company's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

DEATH BENEFIT BEFORE MATURITY DATE - PAYMENT OF DEATH BENEFIT

Item (5) of the second paragraph under the heading "Death Benefit Before Maturity Date - Payment of Death Benefit" is amended and restated as follows:

(5) If the owner's spouse is the beneficiary, the spouse continues the contract as the new owner. In such a case, the distribution rules described in "(4)" applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse, the death benefit paid upon the first owner's death will be treated as a purchase payment to the contract. This treatment of contract value as a purchase payment is not included in cumulative purchase payments and is not eligible for a payment enhancement. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in the determination of the spouse's death benefit.

                      SUPPLEMENT DATED SEPTEMBER 21, 1998

VTG20.SUPP998